Trade current assets and liabilities	12 Months Ended
Dec. 31, 2025
Working capital [Abstract]
Disclosure of working capital [Text Block]
SECTION 4: TRADE CURRENT ASSETS AND LIABILITIES AT DECEMBER 31, 2025 AND 2024
This section contains the notes related to Inventories (Note 4.1), Short-term trade and other receivables (Note 4.2) and Short-term trade and other payables (Note 4.3). The net balance of these items is referred to as working capital.
The distinction between current and non-current assets and liabilities is made on the basis of whether or not the asset or liability is expected to be recovered or settled in the ordinary course of the company's business cycle. There is a presumption that normally the business cycle has a duration of one year, but there could be assets and liabilities used in activities in which operations are considered to mature over more than one year that should be considered as current assets and liabilities, specifically in relation to the construction activity, since the life of a construction contract is greater than one year.
The main movements during 2025 correspond to the increase in short-term trade payables, mainly due to the increase in works certified in advance and in trade payables, primarily in the Construction business, partially offset by the reduction of short-terms receivables, mainly due to the settlement of the loan with AGS (EUR 235 million), following the completion of the sale of the Group’s stake in AGS (Note 1.1.4.).

Million euro	2024	Exchange rate	Consolidation scope changes	Other	2025
Inventories	492	(28)	—	76	540
Short-term trade receivables	1,625	(68)	(54)	257	1,761
Short-term other receivables	602	(14)	(3)	(101)	484
Short-term trade payables	(3,401)	174	14	(415)	(3,627)
Short-term other payables	(502)	10	24	(84)	(553)
TOTAL	(1,182)	75	(19)	(267)	(1,395)

Million euro	2023	Exchange rate	Consolidation scope changes	Other	2024
Inventories	458	13	—	21	492
Short-term trade receivables	1,354	24	1	248	1,625
Short-term other receivables	324	5	—	274	602
Short-term trade payables	(3,227)	(57)	(3)	(115)	(3,401)
Short-term other payables	(419)	(6)	6	(83)	(502)
TOTAL	(1,511)	(21)	4	345	(1,182)
Section 4.4 contains a more detailed analysis of the balance sheet items relating to the recognition of revenue from contracts with customers in the Construction business, including the disclosures required by IFRS 15 in relation to those contracts.